                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Yellow Corporation on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, William D. Zollars, Chief Executive Officer of Yellow Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Yellow Corporation.

Date:   August 7, 2002                              /s/  William D. Zollars
     ------------------                           ----------------------------
                                                  William D. Zollars
                                                  Chairman of the Board of
                                                  Directors, President & Chief
                                                  Executive Officer


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